Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Bob Nelson	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
408-826-6339	408-826-6000
Bob.Nelson@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS First QUARTER 2021 RESULTS

•	Revenue Increases 19% Compared to Q1 2020 and 8% compared to Q4 2020
•	Gross Margin Expands to 61.0% / 61.7% for Q1 2021 on a GAAP / Non-GAAP Basis, from 59.1% / 59.8%, respectively, for Q1 2020
•	Net Income Improves to $0.13 / $0.22 Per Diluted Share for Q1 2021 on a GAAP / Non-GAAP Basis, Compared to $0.06 / $0.15, respectively, for Q1 2020

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

HILLSBORO, OR - May 4, 2021 - Lattice Semiconductor Corporation (NASDAQ: LSCC), the low power programmable leader, announced financial results today for the fiscal first quarter ended April 3, 2021.

Jim Anderson, president and CEO, said, "We grew revenue 19% in Q1 year-over-year, along with a 52% expansion in non-GAAP net income year-over-year. Revenue from our new Lattice Nexus™ platform increased sequentially in Q1 2021, and we began production of our second Nexus device, Certus™-NX. Our recent addition to the S&P MidCap 400 Index recognizes our strong financial results, innovation and momentum. We are excited to be entering a new growth phase for the Company and look forward to providing a full business update at our Investor Day on May 11."

Sherri Luther, CFO, said, "We drove record operating profit of 17.8% on a GAAP basis and 28.0% on a non-GAAP basis, along with gross margin expansion of 190 basis points on both a GAAP and non-GAAP basis compared to Q1 2020.  We generated $29 million in cash flow from operations in the quarter and repurchased $15 million of the Company's shares."

Selected First Quarter 2021 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q1 2021	Q4 2020	Q1 2020	Q/Q	Y/Y
Revenue	$115,716	$107,173	$97,316	8.0%	18.9%
Gross Margin %	61.0%	60.5%	59.1%	50 bps	190 bps
R&D Expense %	20.8%	21.1%	22.3%	(30) bps	(150) bps
SG&A Expense %	21.7%	22.9%	23.2%	(120) bps	(150) bps
Operating Expense	$49,937	$47,529	$47,824	5.1%	4.4%
Operating Income	$20,649	$17,332	$9,738	19.1%	112.0%
Net Income	$18,813	$15,989	$8,167	17.7%	130.4%
Net Income per Share - Basic	$0.14	$0.12	$0.06	$0.02	$ 0.08
Net Income per Share - Diluted	$0.13	$0.11	$0.06	$0.02	$ 0.07

	Non-GAAP* Financial Results (unaudited)
	Q1 2021	Q4 2020	Q1 2020	Q/Q	Y/Y
Revenue	$115,716	$107,173	$97,316	8.0%	18.9%
Gross Margin %	61.7%	61.6%	59.8%	10 bps	190 bps
R&D Expense %	18.3%	18.5%	19.6%	(20) bps	(130) bps
SG&A Expense %	15.4%	16.5%	17.5%	(110) bps	(210) bps
Operating Expense	$38,940	$37,475	$36,107	3.9%	7.8%
Operating Income	$32,419	$28,490	$22,046	13.8%	47.1%
Net Income	$30,693	$27,540	$20,195	11.4%	52.0%
Net Income per Share - Basic	$0.23	$0.20	$0.15	$ 0.03	$ 0.08
Net Income per Share - Diluted	$0.22	$0.19	$0.15	$ 0.03	$ 0.07

First Quarter 2021 Highlights

•	Revenue Growth: Revenue increased 19% in Q1 2021 compared to Q1 2020 and 8% in Q4 2020.
•	Profit Growth: Net income per diluted share expanded 117% on a GAAP basis and 47% on a non-GAAP basis compared to Q1 2020, with gross margin improving 190 basis points on both a GAAP and non-GAAP basis compared to Q1 2020.
•	Launched Lattice Crosslink™-NX for Automotive Applications: The new Crosslink-NX brings best-in-class low power, small form factor, high-performance I/O, and reliability to automotive applications.
•	Launched Lattice mVision™ 2.0: The latest solutions stack features multiple updates that further accelerate the design of embedded applications for industrial, automotive, and smart consumer systems.
•	Lattice Sentry™ and Lattice Supply Guard™ Win Gold: Lattice won a New Product-Service of the Year Gold Award from Cyber Security Global Excellence Awards®.
•	Lattice Joined S&P MidCap 400® Index: Lattice was added to the S&P MidCap 400® Index, effective April 20, 2021.
•	Lattice Investor Day 2021: Registration is now open to attend the virtual event on Tuesday, May 11, 2021 from 9-11 a.m. PDT / 12-2 p.m. EDT using link ir.latticesemi.com/investorday2021.

Business Outlook - Second Quarter of 2021:

•	Revenue for the second quarter of 2021 is expected to be between $116 million and $124 million.
•	Gross margin percentage for the second quarter of 2021 is expected to be 62% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the second quarter of 2021 are expected to be between $40.5 million and $41.5 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the first quarter of 2021, certain items that affect GAAP measurement of financial measures are out of the Company’s control and/or cannot be reasonably predicted. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for guidance or a corresponding reconciliation to GAAP for the quarter. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal first quarter 2021, and business outlook on Tuesday, May 4 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-888-684-5603 or 1-918-398-4852 with conference identification number 2619109. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to: our belief that we are entering a new growth phase for the Company; and the statements under the heading “Business Outlook - Second Quarter of 2021.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing pressures, competitive actions, and international trade disputes and sanctions. In addition, the COVID-19 pandemic has negatively impacted the overall economy and, as a result of the foregoing, may negatively impact our operating results for future periods. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended January 2, 2021, and Lattice’s quarterly reports filed on Form 10-Q. COVID-19 may increase or change the severity of our other risks reported in our Annual Report on Form 10-K for the fiscal year ended January 2, 2021. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related tax effects, restructuring plans and related charges, amortization of acquired intangible assets, and the estimated tax effect of these items. The non-GAAP net income for the first quarter of fiscal 2021 and the fourth quarter of fiscal 2020 includes a change in the non-GAAP tax rate calculation to exclude profits from jurisdictions where there is a full valuation allowance on deferred tax assets to improve alignment of non-GAAP income tax expense to non-GAAP income before tax. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data.

These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive, and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	April 3,	January 2,	March 28,
	2021	2021	2020
Revenue	$115,716	$107,173	$97,316
Cost of sales	45,130	42,312	39,754
Gross margin	70,586	64,861	57,562
Operating expenses:
Research and development	24,066	22,633	21,693
Selling, general, and administrative	25,092	24,534	22,551
Amortization of acquired intangible assets	603	603	2,640
Restructuring	176	(241)	940
Total operating expenses	49,937	47,529	47,824
Income from operations	20,649	17,332	9,738
Interest expense	(718)	(788)	(1,077)
Other expense, net	(162)	(125)	(50)
Income before income taxes	19,769	16,419	8,611
Income tax expense	956	430	444
Net income	$18,813	$15,989	$8,167

Net income per share:
Basic	$0.14	$0.12	$0.06
Diluted	$0.13	$0.11	$0.06

Shares used in per share calculations:
Basic	136,401	136,104	134,253
Diluted	141,674	141,713	138,044

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	April 3,	January 2,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$185,268	$182,332
Accounts receivable, net	71,090	64,581
Inventories, net	59,456	64,599
Other current assets	21,066	22,331
Total current assets	336,880	333,843

Property and equipment, net	38,143	39,666
Operating lease right-of-use assets	28,006	22,178
Intangible assets, net	7,294	6,321
Goodwill	267,514	267,514
Deferred income taxes	566	577
Other long-term assets	9,181	9,968
	$687,584	$680,067

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$27,384	$27,530
Accrued expenses	24,559	21,411
Accrued payroll obligations	11,592	18,028
Current portion of long-term debt	17,144	12,762
Total current liabilities	80,679	79,731

Long-term debt, net of current portion	153,644	157,934
Long-term operating lease liabilities, net of current portion	23,539	18,906
Other long-term liabilities	38,137	39,069
Total liabilities	295,999	295,640

Stockholders' equity	391,585	384,427
	$687,584	$680,067

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended
	April 3,	March 28,
	2021	2020
Cash flows from operating activities:
Net income	$18,813	$8,167
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	10,454	8,728
Depreciation and amortization	5,901	7,793
Other non-cash adjustments	1,679	1,509
Net changes in assets and liabilities	(7,476)	(5,094)
Net cash provided by (used in) operating activities	29,371	21,103
Cash flows from investing activities:
Capital expenditures	(1,270)	(3,867)
Other investing activities	(3,056)	(2,775)
Net cash provided by (used in) investing activities	(4,326)	(6,642)
Cash flows from financing activities:
Proceeds from long-term debt	—	50,000
Repayment of long-term debt	—	(4,375)
Purchase of treasury stock	(15,002)	—
Net cash flows related to stock compensation exercises	(6,870)	(1,484)
Net cash provided by (used in) financing activities	(21,872)	44,141
Effect of exchange rate change on cash	(237)	(111)
Net increase in cash and cash equivalents	2,936	58,491
Beginning cash and cash equivalents	182,332	118,081
Ending cash and cash equivalents	$185,268	$176,572

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$592	$1,113
Income taxes paid, net of refunds	$675	$852

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	April 3,	January 2,	March 28,
	2021	2021	2020
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	56	55	64
Inventory Days (DIO)	120	139	112

Revenue% (by Geography)
Asia	76%	77%	71%
Americas	14%	15%	17%
Europe (incl. Africa)	10%	8%	12%

Revenue% (by End Market)
Communications and Computing	43%	43%	39%
Industrial and Automotive	43%	43%	43%
Consumer	10%	10%	14%
Licensing and Services	4%	4%	4%

Revenue% (by Channel)
Distribution	85%	88%	78%
Direct	15%	12%	22%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	April 3,	January 2,	March 28,
	2021	2021	2020

Gross Margin Reconciliation
GAAP Gross margin	$70,586	$64,861	$57,562
Stock-based compensation - gross margin (1)	773	1,104	591
Non-GAAP Gross margin	$71,359	$65,965	$58,153

Gross Margin % Reconciliation
GAAP Gross margin %	61.0%	60.5%	59.1%
Cumulative effect of non-GAAP Gross Margin adjustments	0.7%	1.1%	0.7%
Non-GAAP Gross margin %	61.7%	61.6%	59.8%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	20.8%	21.1%	22.3%
Stock-based compensation - R&D (1)	(2.5)%	(2.6)%	(2.7)%
Non-GAAP R&D Expense %	18.3%	18.5%	19.6%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	21.7%	22.9%	23.2%
Stock-based compensation - SG&A (1)	(6.3)%	(6.4)%	(5.7)%
Non-GAAP SG&A Expense %	15.4%	16.5%	17.5%

Operating Expenses Reconciliation
GAAP Operating expenses	$49,937	$47,529	$47,824
Stock-based compensation - operations (1)	(10,218)	(9,692)	(8,137)
Amortization of acquired intangible assets	(603)	(603)	(2,640)
Restructuring charges	(176)	241	(940)
Non-GAAP Operating expenses	$38,940	$37,475	$36,107

Income from Operations Reconciliation
GAAP Income from operations	$20,649	$17,332	$9,738
Stock-based compensation - gross margin (1)	773	1,104	591
Stock-based compensation - operations (1)	10,218	9,692	8,137
Amortization of acquired intangible assets	603	603	2,640
Restructuring charges	176	(241)	940
Non-GAAP Income from operations	$32,419	$28,490	$22,046

Income from Operations % Reconciliation
GAAP Income from operations %	17.8%	16.2%	10.0%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	10.2%	10.4%	12.7%
Non-GAAP Income from operations %	28.0%	26.6%	22.7%

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	April 3,	January 2,	March 28,
	2021	2021	2020

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$956	$430	$444
Estimated tax effect of non-GAAP adjustments (2)	(110)	(393)	280
Non-GAAP Income tax expense (benefit)	$846	$37	$724

Net Income Reconciliation
GAAP Net income	$18,813	$15,989	$8,167
Stock-based compensation - gross margin (1)	773	1,104	591
Stock-based compensation - operations (1)	10,218	9,692	8,137
Amortization of acquired intangible assets	603	603	2,640
Restructuring charges	176	(241)	940
Estimated tax effect of non-GAAP adjustments (2)	110	393	(280)
Non-GAAP Net income	$30,693	$27,540	$20,195

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.14	$0.12	$0.06
Cumulative effect of Non-GAAP adjustments	0.09	0.08	0.09
Non-GAAP Net income per share - basic	$0.23	$0.20	$0.15

GAAP Net income per share - diluted	$0.13	$0.11	$0.06
Cumulative effect of Non-GAAP adjustments	0.09	0.08	0.09
Non-GAAP Net income per share - diluted	$0.22	$0.19	$0.15

Shares used in per share calculations:
Basic	136,401	136,104	134,253
Diluted	141,674	141,713	138,044

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”